EVENTS SUBSEQUENT TO THE REPORTING PERIOD	6 Months Ended
Jun. 30, 2026
EVENTS SUBSEQUENT TO THE REPORTING PERIOD

19. EVENTS SUBSEQUENT TO THE REPORTING PERIOD

Public offering

On July 23, 2026, the Company closed a public offering (the “Offering”) by issuing 43,200,000 common shares of the Company (the “Offered Shares”) at a price of C$0.25 per Offered Share for aggregate gross proceeds of C$10,800,000.

The Company paid the agents an aggregate cash commission of C$613,500 and also issued an aggregate of 2,454,000 non-transferable broker warrants. Each Broker Warrant entitles the holder to acquire one common share of the Company at a price of C$0.25 per share till July 23, 2028. The Company also reimbursed the agents legal fees and other expenses totaling C$133,072.